FOR IMMEDIATE RELEASE

Celsius Holdings, Inc., Reports Record Third Quarter
2023 Financial Results

Record third quarter revenue of $385 million, up 104% from $188 million in Q3 2022

North America revenue increased 107% to $371 million, up from $180 million in Q3 2022

BOCA RATON, Fla., Nov. 7, 2023/PRNewswire/ -- Celsius Holdings, Inc., (Nasdaq: CELH), maker of the leading global fitness drink, CELSIUS®, today reported financial results for the third quarter ended September 30, 2023. Management will host a conference call today at 10:00 a.m. Eastern Time, to discuss the results with the investment community.

A PDF containing our third quarter 2023 results and full financial tables is available at:
https://celsiusholdingsinc.com/Q3_2023

To participate in the conference call, please call one of the following telephone numbers at least 10 minutes before the start of the call:

Toll Free: (877) 709-8150
International: 201-689-8354

Webcast: https://event.choruscall.com/mediaframe/webcast.html?webcastid=fLaBjVHp

A replay of the conference call can be accessed through the webcast link above for 90 days. Disclosures can be found on the Company's online disclosure portal at: https://www.celsiusholdingsinc.com/sec-filings/

About Celsius Holdings, Inc.
About Celsius Holdings, Inc.
Celsius Holdings, Inc. (Nasdaq: CELH), is a global consumer packaged goods company with a proprietary, clinically proven formula for its master brand CELSIUS®. A lifestyle energy drink born in fitness and a pioneer in the rapidly growing energy category. CELSIUS® offers proprietary, functional, essential energy formulas clinically-proven to offer significant health benefits to its users. CELSIUS® is backed by six university studies that were published in peer-reviewed journals validating the unique benefits CELSIUS® provides. For more information, please visit: http://www.celsiusholdingsinc.com

Forward-Looking Statements
This press release may contain statements that are not historical facts and are considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements contain projections of Celsius Holdings’ future results of operations or financial position, or state other forward-looking information. In some cases, you can identify these statements by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” “would”, ”could”, ”project”, ”plan”, “potential”, ”designed”, “seek”, “target”, and variations of these terms, the negatives of such terms and similar expressions. You should not rely on forward-looking statements because Celsius Holdings’ actual results may differ materially from those indicated by forward-looking statements as a result of a number of important factors. These factors include but are not limited to: general economic and business conditions; our business strategy for expanding our presence in our industry; our expectations of revenue; operating costs and profitability; our expectations regarding our strategy and investments; our expectations regarding our business, including market opportunity, consumer demand and our competitive advantage; anticipated trends in our financial condition and results of operation; the impact of competition and technology change; existing and future regulations affecting our business; the Company’s ability to satisfy in a timely manner, all Securities and Exchange Commission (the “SEC”) required filings and the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 and the rules and regulations adopted under that Section; and other risks and uncertainties discussed in the reports Celsius Holdings has filed previously with the SEC, such as Form 10-K, Form 10-Q and Form 8-K. Forward looking statements speak only as of the date the statements were made. Celsius Holdings does not undertake an obligation to update forward-looking information, except to the extent required by applicable law.
Investor Relations: investorrelations@celsius.com

Cameron Donahue (651) 707-3532 cdonahue@celsius.com

Media Relations:
press@celsius.com